[LOGO] MFS (SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

                                  MFS(R) BOND FUND
                                  ANNUAL REPORT o APRIL 30, 1998
[graphic omitted]


                    NOW TWO MFS(R) IRA CHOICES (see page 39)

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        MFS INVESTMENT MANAGEMENT(SM)

[Photo of A. Keith Brodkin]    On February 2, 1998, Keith Brodkin, a friend and
                               leader to everyone at MFS, died unexpectedly at age 62. His thoughtful letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

                               Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

   Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

   Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

   His leadership, friendship, and wise counsel will be sorely missed.

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
A Discussion with the Portfolio Manager ...................................  4
Portfolio Manager's Profile ...............................................  7
Fund Facts ................................................................  8
Performance Summary .......................................................  8
Portfolio Concentration ................................................... 11
Federal Tax Information ................................................... 11
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 28
Independent Auditors' Report .............................................. 38
Now two MFS(R) IRA choices ................................................ 39
The MFS Family of Funds(R) ................................................ 40
Trustees and Officers ..................................................... 41

   HIGHLIGHTS

   o FOR THE 12 MONTHS ENDED APRIL 30, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 11.36%, CLASS B SHARES 10.52%, CLASS C SHARES 10.54%, AND CLASS I SHARES 11.72%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE FUND BENEFITED FROM ITS OVERWEIGHTINGS IN INVESTMENT-GRADE CORPORATE BONDS AND HIGH-YIELD SECURITIES. ON AVERAGE, THE FUND HAD A 50% WEIGHTING IN INVESTMENT-GRADE CORPORATE BONDS AND 20% IN HIGH-YIELD BONDS.

   o OTHER THAN THE SELL-OFF IN THE ASIAN MARKET AND ISOLATED INCIDENTS PARTICULAR TO CERTAIN COMPANIES, THE CORPORATE MARKET PERFORMED WELL DURING THE PERIOD, HELPED BY STEADY ECONOMIC GROWTH AND A LACK OF INFLATIONARY PRESSURES.

   o THE FUND'S LARGEST INDUSTRY EXPOSURE IS TO THE MEDIA SECTOR, THE CREDIT QUALITY OF WHICH CONTINUES TO IMPROVE AS CONSOLIDATION IN THE BUSINESS HAS CONTINUED AND COMPANIES HAVE GROWN STRONGER.

-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders:

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a market correction is possible in the near term. In such a correction, equity prices would remain relatively flat or decline, possibly for an extended period.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 21; this spring, the average P/E was 33% higher, at about 28. In some cases, such as with some of the newer companies associated with the Internet, P/Es have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 8% to 10% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes, including mutual funds that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase the number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

May 14, 1998

   JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Geoffrey L. Kurinsky]
     Geoffrey L. Kurinsky

For the 12 months ended April 30, 1998, Class A shares of the Fund provided a total return of 11.36%, Class B shares 10.52%, Class C shares 10.54%, and Class I shares 11.72%. These returns include the reinvestment of distributions but exclude the effects of any sales charges and compare to an 11.27% return for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade debt obligations of domestic corporations.

Q. COULD YOU TALK ABOUT SOME OF THE THINGS THAT HAVE AFFECTED PERFORMANCE THIS YEAR?

A. The Fund was helped by the fact that, for most of the year, we had overweightings in investment-grade corporate bonds and high-yield securities. This was the main reason the Fund performed well against its benchmark. We had, on average, a 50% weighting in investment-grade corporates during the period, compared to a normal exposure of about 35%. We also had roughly 20% in the high-yield market throughout most of the year, which is the Fund's maximum allocation. Usually, we might have something closer to 5% or 10% in this market. On the other hand, when the Asian crisis erupted last fall, corporate yield spreads widened significantly. We had about a 3% position in Asia, specifically in Thailand, Indonesia, and Hong Kong. This cost the Fund about 40 basis points (0.40%) as spreads widened to U.S. Treasuries, although we did reduce our exposure to those markets late last summer, ahead of the decline in the fourth quarter.

Q. AS LONG AS WE'RE TALKING ABOUT OVERSEAS HOLDINGS, WHAT ABOUT OTHER PARTS OF THE WORLD?

A. We had almost no allocation to the nondollar markets for almost the whole period. Our view has been that yields have converged among the United States and Germany and the other European countries, with basically a 6% yield most everywhere, and we think the United States is the most attractive market. Inflation patterns here are positive, the economy is strong, and we are the market leaders in many major industries, most notably in technology and telecommunications.

Q. OVERALL, HOW WOULD YOU DESCRIBE THE FIXED-INCOME ENVIRONMENT OVER THE PAST 12 MONTHS?

A. It's been a very friendly environment. In fact, other than the sell-off in the Asian market and isolated incidents particular to certain companies, the corporate market did well all year, with steady economic growth and a lack of inflationary pressures. We expect the environment of a gradual move to lower interest rates to continue.

Q. COULD YOU TALK ABOUT SOME OF THE FUND'S MAJOR INDUSTRY SECTORS?

A. Our largest exposure by far is in the media sector, the credit quality of which continues to improve. This was a "BB" high-yield sector in the mid 1990s; it crossed over to investment grade, or "BBB," in the past couple of years, and we think it will migrate still higher toward "BBB-plus." There has been a lot of consolidation in this business, and the players have gotten larger and stronger. Companies' cash flows have been strong, and they've been able to take out some of their older, higher-coupon debt. Holdings here include Time Warner, Telecommunications, Inc., and Continental Cablevision.

Q. WHAT ABOUT OTHER CROSSOVER BONDS?

A. In these issues, which have a high "BB" rating and the potential to move up to investment-grade status, we've been focusing on a few new companies such as McDermott, an oil services company, and Columbia Healthcare, which has gone through a lot of problems. We bought Columbia after it began getting a lot of government scrutiny and prices of its bonds declined. Our general view is that this company has great assets; in many areas, a Columbia-affiliated hospital is the only one in its market.

Q. WHAT IS THE FUND'S DURATION, THAT IS, ITS SENSITIVITY TO CHANGES IN INTEREST RATES?

A. It's about seven years, which is about the longest we can get to. This is a reflection of our view that, with inflation at about 1.5%, and 10-year U.S. Treasuries at around 5.5% and perhaps moving down a little, it's a very attractive environment for fixed-income securities.

Q. NOW THAT YOU MENTIONED INFLATION, WHAT'S YOUR OUTLOOK THERE?

A. The best indicator of inflation is the employment cost index, which includes both wages and benefits and whose rate of increase in the first quarter declined to 0.7%. The other reliable indicator is the gross domestic product deflator, a measure of inflation of all goods and services, which is rising at its lowest percentage since the 1950s. So, basically, there are no inflationary pressures in the U.S. economy.

Q. YOU SAID YOU SEE NO PRESSURE FROM INFLATION ON INTEREST RATES, BUT WHAT RISKS DO YOU SEE GOING FORWARD?

A. The biggest risks are the economy's growing too fast and the Asian slowdown that people are counting on not developing. If the economy continues to be strong, the Federal Reserve Board (the Fed) could be forced to raise short-term interest rates, even if there still are no inflation pressures. If economic growth continues at a 4% to 5% annual rate, there's no Asian-induced slowdown, and we start to see some early signs of inflation, the Fed will act very quickly, with higher interest rates the likely result.

Q. OVERALL, WHAT KIND OF ENVIRONMENT DO YOU SEE FOR THE FIXED-INCOME MARKETS GOING FORWARD?

A. If interest rates and inflation remain steady and the U.S. economy continues to grow at a moderate pace, which is what we expect, it will be a positive environment for investment-grade corporate and high-yield bonds, as well as for some of the emerging markets, which are very sensitive to changes in short-term interest rates.

/s/ Geoffrey L. Kurinsky

    Geoffrey L. Kurinsky
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

   PORTFOLIO MANAGER'S PROFILE

   GEOFFREY L. KURINSKY IS A SENIOR VICE PRESIDENT AND A MEMBER OF THE FIXED INCOME MANAGEMENT GROUP OF MFS(R) INVESTMENT MANAGEMENT(SM). HE IS PORTFOLIO MANAGER OF MFS BOND FUND AND ALSO MANAGES THE U.S. HIGH-GRADE FIXED-INCOME PORTIONS OF MFS(R) TOTAL RETURN FUND AND MFS(R) WORLD ASSET ALLOCATION(SM) FUND. HE JOINED MFS AS A PORTFOLIO MANAGER IN THE FIXED INCOME DEPARTMENT IN 1987 AND WAS NAMED VICE PRESIDENT IN 1989 AND SENIOR VICE PRESIDENT IN 1993. HE IS A GRADUATE OF THE UNIVERSITY OF MASSACHUSETTS AND HOLDS AN M.B.A. IN FINANCE FROM BOSTON UNIVERSITY.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

   FUND FACTS

  OBJECTIVE:              SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS BELIEVED
                          TO BE CONSISTENT WITH PRUDENT INVESTMENT RISK. AS A
                          SECONDARY OBJECTIVE, THE FUND STRIVES TO PROTECT
                          SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  MAY 8, 1974

  CLASS INCEPTION:        CLASS A  MAY 8, 1974
                          CLASS B  SEPTEMBER 7, 1993
                          CLASS C  JANUARY 3, 1994
                          CLASS I  JANUARY 2, 1997

  SIZE:                   $947.4 MILLION NET ASSETS AS OF APRIL 30, 1998

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Bond Fund -- Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended April 30, 1998)

                       MFS          LEHMAN BROTHERS          CONSUMER
                       BOND            GOVERNMENT/             PRICE
                      FUND -         CORPORATE BOND           INDEX -
                     CLASS A             INDEX                  U.S.
        --------------------------------------------------------------
        4/93         $ 9,523            $10,000              $10,000
        4/94           9,665             10,115               10,236
        4/95          10,417             10,814               10,549
        4/96          11,320             11,750               10,845
        4/97          12,338             12,539               11,125
        4/98          13,826             13,951               11,285


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended April 30, 1998)

                       MFS          LEHMAN BROTHERS          CONSUMER
                       BOND            GOVERNMENT/             PRICE
                      FUND -         CORPORATE BOND           INDEX -
                     CLASS A             INDEX                  U.S.
        --------------------------------------------------------------
        4/88         $ 9,523            $10,000               $10,000
        4/90          10,968             11,688                11,008
        4/92          14,088             14,869                11,913
        4/94          16,329             17,220                12,587
        4/96          19,125             20,003                13,337
        4/98          23,213             23,751                13,877


AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 1998

CLASS A INVESTMENT RESULTS
(net asset value change including
reinvested distributions)

                                     1 Year    3 Years    5 Years  10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return         +11.36%     +9.67%     +7.74%         +9.31%
--------------------------------------------------------------------------------
SEC Results                         + 6.07%     +7.90%     +6.70%         +8.78%
--------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including
reinvested distributions)

                                     1 Year    3 Years    5 Years  10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return         +10.52%     +8.86%     +6.98%         +8.93%
--------------------------------------------------------------------------------
SEC Results                         + 6.52%     +8.00%     +6.65%         +8.93%
--------------------------------------------------------------------------------

CLASS C INVESTMENT RESULTS
(net asset value change including
reinvested distributions)

                                     1 Year    3 Years    5 Years  10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return         +10.54%     +8.90%     +7.07%         +8.98%
--------------------------------------------------------------------------------
SEC Results                         + 9.54%     +8.90%     +7.07%         +8.98%
--------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including
reinvested distributions)

                                     1 Year    3 Years    5 Years  10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return         +11.72%     +9.86%     +7.85%         +9.37%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                     1 Year    3 Years    5 Years  10 Years/Life
--------------------------------------------------------------------------------
Average corporate debt
  "BBB"-rated fund*                 +11.56%     +9.79%     +7.87%         +9.31%
--------------------------------------------------------------------------------
Lehman Brothers Government/
  Corporate Bond Index+             +11.27%     +8.86%     +6.89%         +9.04%
--------------------------------------------------------------------------------
Consumer Price Index**+             + 1.44%     +2.27%     +2.45%         +3.33%
--------------------------------------------------------------------------------

 * Source: Lipper Analytical Services, Inc.
 + Source: CDA Wiesenberger.
** The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 1998

LARGEST SECTORS

       Investment-grade corporate bonds                 48.5%
       High-yield bonds                                 20.0%
       U.S. Treasuries                                  12.8%
       Mortgage-backed securities                       12.1%
       Emerging market bonds                             3.5%
       Other                                             3.1%

   FEDERAL TAX INFORMATION

   IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

PORTFOLIO OF INVESTMENTS -- April 30, 1998

Bonds - 98.2%
--------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 66.7%
  Aerospace - 0.8%
    Be Aerospace Incorporated, 8s, 2008##                            $    3,085             $  3,046,438
    K & F Inds Inc., 9.25s, 2007                                          2,000                2,080,000
    Northrup Grumman Corp., 9.375s, 2024                                  2,200                2,597,540
                                                                                            ------------
                                                                                            $  7,723,978
--------------------------------------------------------------------------------------------------------
  Airlines - 4.9%
    Airplane Pass-Through Trust, 10.875s, 2019+                      $    1,500             $  1,689,870
    Continental Airlines Pass-Through Trust, 6.41s, 2007                  1,000                1,002,400
    Continental Airlines Pass-Through Trust, 6.648s, 2017                 2,800                2,781,156
    Continental Airlines Pass-Through Trust, 7.461s, 2015                   991                1,053,269
    Continental Airlines, Inc., 9.5s, 2001 - 2013                        10,405               11,510,472
    Continental Airlines, Inc., 10.22s, 2014                              5,219                6,354,248
    Jet Equipment Trust, 8.64s, 2012##                                    1,993                2,248,196
    Jet Equipment Trust, 10.69s, 2015##                                   2,390                3,097,798
    Jet Equipment Trust, 11.44s, 2014##                                   3,500                4,664,730
    Northwest Airlines, Inc., 7.625s, 2005                                4,300                4,272,265
    Northwest Airlines, Inc., 8.7s, 2007                                  1,000                1,035,360
    United Airlines Pass-Through Trust, 7.27s, 2013+                      6,385                6,585,065
                                                                                            ------------
                                                                                            $ 46,294,829
--------------------------------------------------------------------------------------------------------
  Automotive - 1.3%
    Ford Motor Co. Delaware, 6.625s, 2028                            $    5,980             $  5,805,504
    Ford Motor Credit Company, 6.125s, 2003                               5,450                5,432,396
    Hayes Wheels International, Inc., 9.125s, 2007                        1,350                1,417,500
                                                                                            ------------
                                                                                            $ 12,655,400
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 5.1%
    ADVANTA Corp., 6.9s, 1999                                        $    9,475             $  9,306,061
    ADVANTA Corp., 6.925s, 2002                                           2,475                2,269,649
    BT Institutional Capital Trust, 7.75s, 2026##                         3,000                3,066,090
    Capital One Financial Corp., 7.25s, 2003                              2,675                2,700,974
    Chase Manhattan Corp. New, 6.375s, 2008                               1,596                1,583,838
    Colonial Capital II, 8.92s, 2027                                      1,640                1,792,405
    First Chicago NBD Institutional Capital, 7.95s, 2026##                1,300                1,358,136
    MBNA Capital, 8.278s, 2026                                            6,450                6,733,671
    Providian National Bank, 6.7s, 2003                                   3,650                3,678,516
    Riggs Capital II, 8.875s, 2027                                        3,580                3,887,307
    Riggs National Corp., 8.5s, 2006                                      1,250                1,310,025
    Socgen Real Estate Co., 7.64s, 2049##                                 4,800                4,769,760
    State Street Bank & Trust I, 7.94s, 2026##                            2,450                2,604,179
    Washington Mutual Capital I, 8.375s, 2027                             3,000                3,220,500
                                                                                            ------------
                                                                                            $ 48,281,111
--------------------------------------------------------------------------------------------------------
  Building - 1.6%
    American Standard Inc., 7.125s, 2003                             $    1,195             $  1,159,150
    American Standard Inc., 7.625s, 2010                                  1,195                1,159,150
    Building Materials Corp., 8.625s, 2006                                1,000                1,030,000
    Nortek, Inc., 9.25s, 2007                                             2,110                2,183,850
    Owens Corning Fiberglass Corp., 8.875s, 2002                          5,650                6,115,843
    Owens Corning Fiberglass Corp., 9.9s, 2015##                          1,437                1,627,567
    Williams Scotsman, Inc., 9.875s, 2007                                 2,110                2,194,400
                                                                                            ------------
                                                                                            $ 15,469,960
--------------------------------------------------------------------------------------------------------
  Chemicals - 1.2%
    Solutia, Inc., 7.375s, 2027                                      $   11,150             $ 11,377,795
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.5%
    Fingerhut Cos., Inc., 7.375s, 1999                               $    1,600             $  1,624,336
    Heinz H J Co., 6s, 2008                                               1,500                1,479,000
    Kindercare Learning Centers, Inc., 9.5s, 2009                         1,825                1,875,187
    Nabisco, Inc., 6.375s, 2035                                           2,270                2,230,888
    Philip Morris Cos., Inc., 7.75s, 2027                                 2,150                2,265,928
    Revlon Consumer Products Corp., 8.625s, 2008##                        5,000                5,075,000
                                                                                            ------------
                                                                                            $ 14,550,339
--------------------------------------------------------------------------------------------------------
  Containers - 0.2%
    Gaylord Container Corp., 9.75s, 2007                             $    1,350             $  1,366,875
--------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 0.7%
    BCF LLC, 7.75s, 2026##                                           $    2,437             $  2,392,716
    Merrill Lynch Mortgage Investors, Inc., 8.16s, 2022+                  2,000                1,909,063
    Merrill Lynch Mortgage Investors, Inc., 8.3s, 2011                      974                  970,894
    Merrill Lynch Mortgage Investors, Inc., 9s, 2011                        299                  300,722
    Merrill Lynch Mortgage Investors, Inc., 10s, 2011                       606                  613,078
                                                                                            ------------
                                                                                            $  6,186,473
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 6.2%
    Bear Stearns, Inc., 6.2s, 2003                                   $    3,580             $  3,567,792
    Bear Stearns, Inc., 6.75s, 2007                                       3,300                3,353,394
    Capital One Bank Medium Term Senior, 6.7s, 2008                       2,390                2,383,021
    Contifinancial Corp., 7.5s, 2002                                      3,320                3,304,230
    First Empire Capital Trust I, 8.234s, 2027                            5,675                6,098,014
    First Merchants Acceptance Corp., 9.5s, 2006**                        1,200                  480,000
    Goldman Sachs Group LP, 5.9s, 2003##                                  4,800                4,702,368
    Greenpoint Capital Trust I, 9.1s, 2027                                1,250                1,373,650
    Lehman Brothers Incorporated, 6.5s, 2008                              2,800                2,784,264
    Lehman Brothers, Inc., 7.5s, 2026                                    11,800               12,801,584
    Leucadia Capital Trust, 8.65s, 2027                                   2,000                2,143,480
    Nationwide Mutual Life Insurance Co., 7.5s, 2024##                    6,440                6,435,106
    Paine Webber Group Incorporated, 6.55s, 2008                          1,550                1,543,273
    Salomon, Inc., 7.2s, 2004                                             1,260                1,307,363
    Salomon, Inc., 7.375s, 2007                                           4,999                5,301,240
    United Companies Financial Corp., 7.7s, 2004                          1,300                1,271,569
                                                                                            ------------
                                                                                            $ 58,850,348
--------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.7%
    Boise Cascade Co., 7.43s, 2005                                   $    5,000             $  5,157,250
    Georgia Pacific Corp., 9.875s, 2021                                   7,850                8,823,479
    U.S. Timberlands, 9.625s, 2007                                        2,000                2,060,000
                                                                                            ------------
                                                                                            $ 16,040,729
--------------------------------------------------------------------------------------------------------
  Industrial - 0.8%
    Burlington Industries, Inc. New, 7.25s, 2027                     $    1,500             $  1,553,070
    Frontiervision Operating Partns Lp, 11s, 2006                         2,110                2,342,100
    Lowes Cos., Inc., 6.875s, 2028                                        1,120                1,124,032
    Stellex Inds Incorporated, 9.5s, 2007                                 2,000                2,040,000
                                                                                            ------------
                                                                                            $  7,059,202
--------------------------------------------------------------------------------------------------------
  Insurance - 4.1%
    Atlantic Mutual Insurance Company, 8.15s, 2028##                 $    5,490             $  5,516,242
    Equitable Life Assurance Society, 7.7s, 2015##                        4,435                4,776,096
    Fairfax Financial Holdings Limited, 7.375s, 2018                      3,100                3,095,350
    Providian Capital I, 9.525s, 2027##                                   5,750                6,407,972
    Safeco Capital Trust I, 8.072s, 2037                                 12,525               13,150,749
    Travelers Capital III, 7.75s, 2036                                    5,875                6,114,289
                                                                                            ------------
                                                                                            $ 39,060,698
--------------------------------------------------------------------------------------------------------
  Media/Entertainment - 9.7%
    Circus Circus Enterprises, Inc., 6.45s, 2006                     $    3,750             $  3,504,375
    Circus Circus Enterprises, Inc., 6.7s, 2096                           3,000                2,881,950
    Circus Circus Enterprises, Inc., 7s, 2036                             4,774                4,815,677
    Hearst Argyle Television, Inc., 7s, 2018                              1,550                1,521,356
    Hearst Argyle Television, Inc., 7.5s, 2027                           13,908               14,493,527
    News America Holdings, Inc., 6.75s, 2038##                            2,400                2,370,432
    News America Holdings, Inc., 7.75s, 2045                              6,000                6,268,200
    News America Holdings, Inc., 8s, 2016                                 7,050                7,637,547
    News America Holdings, Inc., 10.125s, 2012                            6,825                7,946,279
    Outdoor Systems, Inc., 8.875s, 2007                                   1,500                1,548,750
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##                    3,450                3,391,971
    Time Warner, Inc., 0s to 2016, 8.3s to 2036                          13,771                4,044,405
    Time Warner, Inc., 6.95s, 2028                                        5,370                5,255,082
    Time Warner, Inc., 8.11s, 2006                                        3,350                3,657,563
    Time Warner, Inc., 9.125s, 2013                                       3,260                3,904,013
    Time Warner, Inc., 9.15s, 2023                                       15,132               18,545,023
                                                                                            ------------
                                                                                            $ 91,786,150
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.9%
    Columbia/HCA Healthcare Corp., 6.5s, 1999                        $    1,650             $  1,629,870
    Columbia/HCA Healthcare Corp., 6.875s, 2001                           1,200                1,172,376
    Columbia/HCA Healthcare Corp., 7.69s, 2025                            3,500                3,341,835
    Tenet Healthcare Corp., 8.625s, 2003 - 2007                           2,125                2,214,375
                                                                                            ------------
                                                                                            $  8,358,456
--------------------------------------------------------------------------------------------------------
  Metal Fabrication - 0.1%
    Metals USA, Inc., 8.625s, 2008##                                 $    1,350             $  1,323,000
--------------------------------------------------------------------------------------------------------
  Oil Services - 1.2%
    Clark Refining & Marketing Inc., 8.375s, 2007                    $    1,125             $  1,140,820
    KCS Energy, 8.875s, 2008                                              1,125                1,108,125
    Mcdermott, Inc., 9.375s, 2002                                         5,000                5,344,900
    Ultramar Diamond Shamrock Corp., 7.2s, 2017                           2,550                2,591,285
    Vintage Petroleum, Inc., 8.625s, 2009                                 1,125                1,164,375
                                                                                            ------------
                                                                                            $ 11,349,505
--------------------------------------------------------------------------------------------------------
  Oils - 3.1%
    Belco Oil & Gas Corp., 8.875s, 2007                              $    1,125             $  1,141,875
    Cliffs Drilling Co., 10.25s, 2003                                     1,125                1,209,375
    Gulf Canada, 9.25s, 2004                                              1,680                1,762,572
    Lasmo USA, Inc., 7.125s, 2003                                         1,874                1,912,651
    Lasmo USA, Inc., 7.3s, 2027                                           2,686                2,652,184
    Lasmo USA, Inc., 8.375s, 2023                                         1,000                1,055,100
    Occidental Petroleum Corporation, 7.2s, 2028                          5,000                4,984,000
    Petroleum Geo Services A/S, 7.125s, 2028                              5,875                5,846,506
    Sun Co., Inc., 9s, 2024                                               1,950                2,360,904
    Synder Oil Corp., 8.75s, 2007                                         3,000                3,075,000
    Transocean Offshore, Inc., 8s, 2027                                   1,985                2,249,997
    Wiser Oil Company Delaware, 9.5s, 2007                                1,125                1,080,000
                                                                                            ------------
                                                                                            $ 29,330,164
--------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    JDN Reality Corp., 6.95s, 2007                                   $    3,300             $  3,270,861
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.0%
    Hilton Hotels Corp., 7.95s, 2007                                 $    8,300             $  8,589,006
    Mirage Resorts, Inc., 6.75s, 2007                                     1,260                1,237,849
                                                                                            ------------
                                                                                            $  9,826,855
--------------------------------------------------------------------------------------------------------
  Retail - 0.1%
    Cole National Group, Inc., 8.625s, 2007                          $      665             $    671,650
--------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.2%
    Polymer Group, Inc., 9s, 2007                                    $    2,000             $  2,065,000
--------------------------------------------------------------------------------------------------------
  Steel - 0.3%
    Alaska Steel Holdings Corp., 9.125s, 2006                        $    2,500             $  2,637,500
--------------------------------------------------------------------------------------------------------
  Supermarkets - 0.3%
    Kroger Co., 6.375s, 2008                                         $    1,500             $  1,476,750
    Marsh Supermarkets, Inc., 8.875s, 2007                                1,500                1,545,000
                                                                                            ------------
                                                                                            $  3,021,750
--------------------------------------------------------------------------------------------------------
  Telecommunications - 8.9%
    Airtouch, 6.65s, 2008                                            $    4,780             $  4,815,850
    Allbritton Communications Company, 8.875s, 2008                       2,110                2,104,725
    Century Communications Corporation, 0s, 2008                          5,000                2,187,500
    Chancellor Media Corp., 8.75s, 2007                                   1,500                1,552,500
    Continental Cablevision, Inc., 9s, 2008                               4,100                4,754,114
    Continental Cablevision, Inc., 11s, 2007                             17,414               19,139,205
    EchoStar Communications Corp., 0s to 1999, 12.875s to 2004            1,350                1,292,625
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                          1,500                1,530,000
    Intermedia Communications, Inc., 0s to 2002, 11.125s to 2007          2,610                1,918,350
    ITC Deltacom, Inc., 11s, 2007                                           325                  368,875
    Level 3 Commerce Incorporated, 9.125s, 2008##                         1,000                  990,000
    Lin Television Corp., 8.375s, 2008##                                  1,350                1,356,750
    Nextel International Incorporated, 0s to 2003, 12.12s to 2008##       2,000                1,200,000
    Pagemart Wireless, Inc., 0s to 2003, 11.25s to 2008##                 1,820                1,128,400
    Qwest Communications International, Inc., 0s to 2003,
      8.29s to 2008##                                                     3,300                2,268,750
    TCI Communications Financing III, 9.65s, 2027                         4,650                5,496,765
    TCI Communications Incorporated, 6.375s, 2003                         4,660                4,655,993
    TCI Communications Incorporated, 8s, 2005                             1,910                2,059,171
    Tele Communications, Inc., 6.34s, 2002                                4,800                4,762,896
    U.S. Cellular Corp., 7.25s, 2007                                      1,635                1,681,287
    U.S. West Capital Funding, Inc., 7.3s, 2007                           2,000                2,128,000
    U.S. West Capital Funding, Inc., 7.9s, 2027                           1,190                1,345,021
    Western Wireless Corp., 10.5s, 2007                                   2,000                2,165,000
    WorldCom, Inc., 8.875s, 2006                                         12,000               13,079,640
                                                                                            ------------
                                                                                            $ 83,981,417
--------------------------------------------------------------------------------------------------------
  Transportation - 0.3%
    Federal Express Corp., 7.65s, 2014                               $    2,956             $  3,158,105
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 8.3%
    AEP Generating, 9.82s, 2022                                      $      348             $    448,469
    Beaver Valley Funding Corp., 9s, 2017                                 7,244                8,197,165
    CalEnergy Co., Inc., 7.63s, 2007                                      1,800                1,790,388
    Cleveland Electric Illuminating Co., 7.88s, 2017##                    3,910                4,128,530
    Cleveland Electric Illuminating Co., 9s, 2023                         5,328                5,798,409
    Comed Financing II, 8.5s, 2027                                        2,500                2,652,125
    Commonwealth Edison Co., 7.625s, 2007                                 4,010                4,242,299
    Edison Mission Energy, 7.33s, 2008##                                    725                  758,894
    Long Island Lighting Co., 8.2s, 2023                                  5,600                5,968,592
    Montana Power Co., 7.875s, 2026                                       1,000                1,114,980
    Niagara Mohawk Power Corp., 7.75s, 2006                               5,000                5,317,350
    Niagara Mohawk Power Corp., 8.5s, 2023                                5,500                5,873,395
    Niagara Mohawk Power Corp., 8.77s, 2018                                 350                  379,554
    North Atlantic Energy, 9.05s, 2002                                    4,192                4,301,663
    Salton Sea Funding Corp., 6.69s, 2000                                 1,673                1,679,199
    Salton Sea Funding Corp., 7.37s, 2005                                 2,655                2,707,516
    Salton Sea Funding Corp., 7.84s, 2010                                 3,775                4,036,758
    Salton Sea Funding Corp., 8.3s, 2011                                  1,500                1,633,905
    Seabrook Station - Unit 1, 7.83s, 2019                                7,272                7,589,231
    Texas Utilities Co., 6.375s, 2008##                                   4,890                4,786,674
    United Illuminating Co., 6.25s, 2002                                  1,510                1,490,566
    Waterford 3 Funding Corp., 8.09s, 2017                                4,000                4,163,800
                                                                                            ------------
                                                                                            $ 79,059,462
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.8%
    California Energy, Inc., 10.25s, 2004                            $    2,350             $  2,521,315
    Coastal Corp., 7.42s, 2037                                            2,000                2,055,460
    Consumers Energy Co., 6.375s, 2008##                                  1,910                1,885,457
    Louis Dreyfus Natural Gas Corp., 6.875s, 2007                         2,950                2,918,435
    Tennessee Gas Pipeline Co., 7.625s, 2037                              4,000                4,284,040
    Texas Gas Transmission Corp., 7.25s, 2027                             3,645                3,745,529
                                                                                            ------------
                                                                                            $ 17,410,236
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                            $632,167,848
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 5.3%
  Argentina - 0.5%
    Hidroelectrica Alicura, 8.375s, 1999 (Utilities -
      Electric)##                                                    $    4,325             $  4,303,375
--------------------------------------------------------------------------------------------------------
  Bulgaria - 0.5%
    National Republic of Bulgaria, 6.563s, 2024                      $    5,940             $  4,841,100
--------------------------------------------------------------------------------------------------------
  Canada - 0.2%
    Rogers Cantel, Inc., 9.375s, 2008
      (Telecommunications)                                           $    1,350             $  1,397,250
--------------------------------------------------------------------------------------------------------
  Chile - 0.3%
    Empresa Nacional De Electric, 7.325s, 2037
      (Utilities - Electric)                                         $    2,367             $  2,382,930
--------------------------------------------------------------------------------------------------------
  China - 0.6%
    Dao Heng Bank Ltd., 7.75s, 2007 (Bank and Credit
      Companies)##                                                   $    6,750             $  6,083,842
--------------------------------------------------------------------------------------------------------
  Colombia
    Republic of Colombia, 8.75s, 1999                                $      110             $    112,888
--------------------------------------------------------------------------------------------------------
  Finland - 0.4%
    Upm Kymmene Corp., 7.45s, 2027 (Forest and Paper
      Products)##                                                    $    3,300             $  3,357,321
--------------------------------------------------------------------------------------------------------
  Germany - 0.3%
    Vnesheconombank, 6.719s, 2015 (Bank and Credit
      Companies)                                                     $    4,000             $  2,875,000
--------------------------------------------------------------------------------------------------------
  Mexico - 0.5%
    Banco Commercial S.A., 8.25s, 2007##
      (Bank and Credit Companies)                                    $    1,820             $  1,886,066
    Corporacion Andina De Fomento, 7.1s, 2003
      (Bank and Credit Companies)                                         1,672                1,693,234
    Satelites Mexicanos S A De C V, 10.125s, 2004##
      (Telecommunications)                                                1,350                1,378,688
                                                                                            ------------
                                                                                            $  4,957,988
--------------------------------------------------------------------------------------------------------
  Panama - 0.3%
    Republic of Panama, 8.25s, 2008                                  $    2,740             $  2,705,750
--------------------------------------------------------------------------------------------------------
  South Korea - 1.4%
    Republic of Korea, 8.875s, 2008                                  $   13,680             $ 13,644,432
--------------------------------------------------------------------------------------------------------
  Thailand - 0.3%
    Jasmine Submarine Telecom Ltd., 8.483s, 2011##
      (Telecommunications)                                           $    3,429             $  3,040,587
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                         $ 49,702,463
--------------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 1.7%
    Federal Home Loan Pc, 9.5s, 2001                                 $        5             $      4,967
    Federal National Mortgage Assn., 6.5s, 2013                          16,282               16,337,704
--------------------------------------------------------------------------------------------------------
Total U.S. Federal Agencies                                                                 $ 16,342,671
--------------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 24.5%
  Government National Mortgage Association - 10.4%
    GNMA, 7s, 2022 - 2028                                            $    9,191             $  9,299,815
    GNMA, 7.5s, 2006 - 2027                                              34,167               35,096,050
    GNMA, 8s, 2024 - 2027                                                51,427               53,302,990
    GNMA, 13.25s, 2023                                                      682                  686,643
                                                                                            ------------
                                                                                            $ 98,385,498
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 14.1%
    U.S. Treasury Bonds, 6.125s, 2027                                $   23,904             $ 24,456,660
    U.S. Treasury Bonds, 11.25s, 2015                                    28,250               44,087,515
    U.S. Treasury Bonds, 12s, 2013                                       10,000               14,654,700
    U.S. Treasury Bonds, 12.375s, 2004                                   30,000               40,035,900
    U.S. Treasury Notes, 5.5s, 2008                                       3,426                3,379,955
    U.S. Treasury Notes, 6.25s, 2002                                      4,000                4,085,000
    U.S. Treasury Notes, 6.625s, 2002                                     3,210                3,315,320
    U.S. Treasury Notes, 8.5s, 2000                                          30                   31,458
                                                                                            ------------
                                                                                            $134,046,508
--------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                            $232,432,006
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $919,127,464)                                                 $930,644,988
--------------------------------------------------------------------------------------------------------

Convertible Bond - 0.1%
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 0.1%
  Pollution Control - 0.1%
  USA Waste Services, Inc., 7.125s, 2007
    (Identified Cost, $996,690)                                      $    1,000             $  1,030,800
--------------------------------------------------------------------------------------------------------
Stocks - 0.1%
--------------------------------------------------------------------------------------------------------
                                                                        SHARES
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.1%
  Entertainment - 0.1%
    Primedia Incorporated (Identified Cost, $1,311,750)##                13,250             $  1,308,437
--------------------------------------------------------------------------------------------------------
Preferred Stock - 1.1%
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 1.1%
  Printing and Publishing - 0.5%
    NB Capital Corporation, 8.35s##                                       4,000             $  4,276,000
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    Long Island Lighting Co., 7.95s                                     150,000             $  4,012,500
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.2%
    El Paso Tennessee Pipeline Co., 8.25s                                30,000             $  1,698,750
--------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $9,164,500)                                         $  9,987,250
--------------------------------------------------------------------------------------------------------
Repurchase Agreement - 0.1%
---------------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
--------------------------------------------------------------------------------------------------------
  Goldman Sachs, dated 4/30/98, due 5/01/98, total to be
    received $808,124 (secured by various U.S. Treasury
    and Federal Agency obligations in a jointly traded
    account), at Cost                                                $      808             $    808,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $931,408,404)                                           $943,779,475

Other Assets, Less Liabilities - 0.4%                                                          3,624,027
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $947,403,502
--------------------------------------------------------------------------------------------------------

 * Non-income producing security.
** Non-income producing security - in default.
## SEC Rule 144A restriction.
 + Restricted security.
See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------
APRIL 30, 1998
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $931,408,404)     $  943,779,475
  Cash                                                              13,116
  Net receivable for forward foreign currency exchange
    contracts to purchase                                           30,069
  Receivable for Fund shares sold                                5,914,614
  Receivable for investments sold                               33,955,777
  Receivable for daily variation margin on open futures
    contracts                                                      440,029
  Interest and dividends receivable                             18,431,974
  Other assets                                                      23,703
                                                            --------------
    Total assets                                            $1,002,588,757
                                                            --------------
Liabilities:
  Payable for Fund shares reacquired                        $    1,562,703
  Payable for investments purchased                             53,018,600
  Net payable for forward foreign currency exchange
    contracts to sell                                               11,362
  Net payable for forward currency exchange contracts
    closed or subject to master netting agreements                  22,972
  Payable to affiliates -
    Management fee                                                  10,004
    Shareholder servicing agent fee                                  2,889
    Distribution and service fee                                   227,000
    Administration Fee                                                 385
      Accrued expenses and other liabilities                       329,340
                                                            --------------
        Total liabilities                                   $   55,185,255
                                                            --------------
Net assets                                                  $  947,403,502
                                                            ==============
Net assets consist of:
  Paid-in capital                                           $  932,905,451
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies             12,064,930
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                2,499,272
  Accumulated distributions in excess of net investment
    income                                                         (66,151)
                                                            --------------
      Total                                                 $  947,403,502
                                                            ==============
Shares of beneficial interest outstanding                     69,892,527
                                                              ==========
Class A shares:
  Net asset value per share
    (net assets of $708,021,161 / 52,190,930 shares of
     beneficial interest outstanding)                           $13.57
                                                                ======
  Offering price per share (100 / 95.25 of net asset
    value per share)                                            $14.25
                                                                ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $187,904,912 / 13,896,141 shares of
    beneficial interest outstanding)                            $13.52
                                                                ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $42,228,683 / 3,124,254 shares of
    beneficial interest outstanding)                            $13.52
                                                                ======

Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $9,248,746 / 681,202 shares
    of beneficial interest outstanding)                         $13.58
                                                                ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED APRIL 30, 1998
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                        $60,780,924
    Dividends                                                           614,851
                                                                    -----------
      Total investment income                                       $61,395,775
                                                                    -----------
  Expenses -
    Management fee                                                  $ 3,126,075
    Trustees' compensation                                               53,318
    Shareholder servicing agent fee                                   1,001,277
    Distribution and service fee (Class A)                            1,854,727
    Distribution and service fee (Class B)                            1,518,350
    Distribution and service fee (Class C)                              276,511
    Administration fee                                                  114,043
    Custodian fee                                                       272,102
    Postage                                                             131,522
    Printing                                                             96,985
    Auditing fees                                                        77,824
    Legal fees                                                            7,258
    Miscellaneous                                                       642,353
                                                                    -----------
      Total expenses                                                $ 9,172,345
    Fees paid indirectly                                                (99,433)
                                                                    -----------
      Net expenses                                                  $ 9,072,912
                                                                    -----------
        Net investment income                                       $52,322,863
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $16,188,928
    Written options transactions                                         (3,707)
    Foreign currency transactions                                     2,437,223
    Futures contracts                                                  (922,044)
                                                                    -----------
      Net realized gain on investments and foreign currency
        transactions                                                $17,700,400
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $13,617,054
    Translation of assets and liabilities in foreign currencies      (1,344,163)
    Future contracts                                                   (301,877)
                                                                    -----------
      Net unrealized gain on investments and foreign currency
        translation                                                 $11,971,014
                                                                    -----------
        Net realized and unrealized gain on investments and
          foreign currency                                          $29,671,414
                                                                    -----------
          Increase in net assets from operations                    $81,994,277
                                                                    ===========
See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                   YEAR ENDED
                                                               APRIL 30, 1998               APRIL 30, 1997
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $ 52,322,863                 $ 46,847,067
  Net realized gain (loss) on investments and foreign
    currency transactions                                          17,700,400                   (1,867,678)
  Net unrealized gain on invesments and foreign currency
    translation                                                    11,971,014                   11,478,331
                                                                 ------------                 ------------
        Increase in net assets from operations                   $ 81,994,277                 $ 56,457,720
                                                                 ------------                 ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $(41,223,494)                $(37,940,150)
  From net investment income (Class B)                             (8,868,950)                  (7,378,321)
  From net investment income (Class C)                             (1,588,648)                  (1,163,047)
  From net investment income (Class I)                               (641,771)                    (232,891)
  In excess of net investment income (Class A)                       (258,282)                     --
  In excess of net investment income (Class B)                        (55,568)                     --
  In excess of net investment income (Class C)                         (9,954)                     --
  In excess of net investment income (Class I)                         (4,021)                     --
                                                                 ------------                 ------------
          Total distributions declared to shareholders           $(52,650,688)                $(46,714,409)
                                                                 ------------                 ------------
    Net increase in net assets from fund share transactions      $223,753,431                 $ 49,427,373
                                                                 ------------                 ------------
          Total increase in net assets                           $253,097,020                 $ 59,170,684
Net assets:
  At beginning of period                                          694,306,482                  635,135,798
                                                                 ------------                 ------------
  At end of period (including accumulated distributions in
    excess of net investment income of $66,151 and $549,861,
    respectively)                                                $947,403,502                 $694,306,482
                                                                 ============                 ============

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                  1998              1997              1996             1995            1994
-------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period               $13.04            $12.85            $12.71           $12.75          $14.39
                                                    ------            ------            ------           ------          ------
Income from investment operations# -
  Net investment income(S)                          $ 0.89            $ 0.94            $ 0.95           $ 0.98          $ 1.02
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                      0.55              0.18              0.15            (0.05)          (0.63)
                                                    ------            ------            ------           ------          ------
    Total from investment operations                $ 1.44            $ 1.12            $ 1.10           $ 0.93          $ 0.39
                                                    ------            ------            ------           ------          ------
Less distributions declared to shareholders -
  From net investment income                        $(0.91)           $(0.93)           $(0.94)          $(0.89)         $(1.06)
  From net realized gain on investments and
    foreign currency transactions                      --                --                --               --            (0.80)
  In excess of net investment income++                0.00               --                --               --            (0.02)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                       --                --                --               --            (0.01)
  From paid in capital                                 --                --              (0.02)           (0.08)          (0.14)
                                                    ------            ------            ------           ------          ------
    Total distributions declared to
      shareholders                                  $(0.91)           $(0.93)           $(0.96)          $(0.97)         $(2.03)
                                                    ------            ------            ------           ------          ------
Net asset value - end of period                     $13.57            $13.04            $12.85           $12.71          $12.75
                                                    ======            ======            ======           ======          ======
Total return+                                       11.36%             8.99%             8.67%            7.78%           2.12%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                         0.98%             1.02%             1.00%            1.00%           0.96%
  Net investment income                              6.61%             7.12%             7.10%            7.91%           7.17%
Portfolio turnover                                    333%              446%              377%             306%            410%
Net assets at end of period (000 omitted)         $708,021          $541,710          $514,892         $477,056        $459,311

  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  + Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 ++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                           $  --             $  --            $  --           $ 0.97          $ 1.01
    Ratios (to average net assets)
      Expenses##                                       --                --               --            1.10%           1.02%
      Net investment income                            --                --               --            7.81%           7.10%

See notes to financial statements


Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                  1993              1992              1991             1990            1989
-------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period               $13.70            $13.25            $12.69           $12.80          $13.20
                                                    ------            ------            ------           ------          ------
Income from investment operations -
  Net investment income                             $ 1.04            $ 1.13            $ 1.14           $ 1.20          $ 1.15
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                      0.74              0.45              0.59            (0.14)          (0.38)
                                                    ------            ------            ------           ------          ------
    Total from investment operations                $ 1.78            $ 1.58            $ 1.73           $ 1.06          $ 0.77
                                                    ------            ------            ------           ------          ------
Less distributions declared to shareholders -
  From net investment income                        $(1.04)           $(1.13)           $(1.17)          $(1.17)         $(1.17)
  From net realized gain on investments and
    foreign currency transactions                    (0.05)              --                --               --              --
                                                    ------            ------            ------           ------          ------
    Total distributions declared to
      shareholders                                  $(1.09)           $(1.13)           $(1.17)          $(1.17)         $(1.17)
                                                    ------            ------            ------           ------          ------
Net asset value - end of period                     $14.39            $13.70            $13.25           $12.69          $12.80
                                                    ======            ======            ======           ======          ======
Total return+                                       13.42%            12.39%            13.65%            7.69%           5.49%
Ratios (to average net assets)/Supplemental data:
  Expenses                                           0.88%             0.91%             0.79%            0.75%           0.83%
  Net investment income                              7.82%             8.39%             8.82%            9.10%           8.93%
Portfolio turnover                                    330%              243%              189%             186%            160%
Net assets at end of period (000 omitted)         $490,417          $448,261          $315,722         $293,242        $299,485

+ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                  1998              1997              1996            1995        1994***
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period               $12.99            $12.79            $12.69          $12.73         $14.99
                                                    ------            ------            ------          ------         ------
Income from investment operations# -
  Net investment income                             $ 0.79            $ 0.83            $ 0.85          $ 0.88         $ 0.56
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                      0.54              0.19              0.13           (0.05)         (1.30)
                                                    ------            ------            ------          ------         ------
    Total from investment operations                $ 1.33            $ 1.02            $ 0.98          $ 0.83         $(0.74)
                                                    ------            ------            ------          ------         ------
Less distributions declared to shareholders -
  From net investment income                        $(0.80)           $(0.82)           $(0.85)         $(0.80)        $(0.59)
  From net realized gain on investments and
    foreign currency transactions                      --                --                --              --           (0.80)
  In excess of net investment income++                0.00               --              (0.01)            --           (0.02)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                       --                --                --              --           (0.01)
  From paid in capital                                 --                --              (0.02)          (0.07)         (0.10)
                                                    ------            ------            ------          ------         ------
    Total distributions declared to
      shareholders                                  $(0.80)           $(0.82)           $(0.88)         $(0.87)        $(1.52)
                                                    ------            ------            ------          ------         ------
Net asset value - end of period                     $13.52            $12.99            $12.79          $12.69         $12.73
                                                    ======            ======            ======          ======         ======
Total return                                        10.52%             8.16%             7.90%           6.90%        (5.42)%**
Ratios (to average net assets)/Supplemental data:
  Expenses##                                         1.68%             1.76%             1.81%           1.84%          1.83%*
  Net investment income                              5.90%             6.39%             6.29%           7.17%          6.39%*
Portfolio turnover                                    333%              446%              377%            306%           410%
Net assets at end of period (000 omitted)         $187,905          $123,000          $102,914         $75,451        $33,413

  * Annualized.
 ** Not annualized.
*** For the period from the inception of Class B, September 7, 1993, through April 30, 1994.
 ++ For the year ended April 30, 1998, the per share distribution in excess of net income was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995 the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                  1998              1997              1996            1995        1994***
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period               $12.98            $12.79            $12.68          $12.72         $13.57
                                                    ------            ------            ------          ------         ------
Income from investment operations# -
  Net investment income                             $ 0.78            $ 0.83            $ 0.85          $ 0.88         $ 0.29
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                      0.56              0.20              0.15           (0.05)         (0.90)
                                                    ------            ------            ------          ------         ------
    Total from investment operations                $ 1.34            $ 1.03            $ 1.00          $ 0.83         $(0.61)
                                                    ------            ------            ------          ------         ------
Less distributions declared to shareholders -
  From net investment income                        $(0.80)           $(0.84)           $(0.85)         $(0.80)        $(0.22)
  In excess of net investment income++                0.00               --              (0.02)            --             --
  From paid in capital                                 --                --              (0.02)          (0.07)         (0.02)
                                                    ------            ------            ------          ------         ------
    Total distributions declared to
      shareholders                                  $(0.80)           $(0.84)           $(0.89)         $(0.87)        $(0.24)
                                                    ------            ------            ------          ------         ------
Net asset value - end of period                     $13.52            $12.98            $12.79          $12.68         $12.72
                                                    ======            ======            ======          ======         ======
Total return                                        10.54%             8.27%             7.90%           7.00%          4.57%**
Ratios (to average net assets)/Supplemental data:
  Expenses##                                         1.68%             1.74%             1.74%           1.75%          1.80%*
  Net investment income                              5.89%             6.44%             6.35%           7.17%          6.57%*
Portfolio turnover                                    333%              446%              377%            306%           410%
Net assets at end of period (000 omitted)          $42,229           $20,003           $17,330          $8,171         $7,627

  * Annualized.
 ** Not annualized.
*** For the period from the inception of Class C, January 3, 1994, through April 30, 1994.
 ++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995 the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                                          1998             1997***
------------------------------------------------------------------------------------------------------
                                                                           CLASS I
------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                       $13.05              $13.15
                                                                            ------              ------
Income from investment operations# -
  Net investment income                                                     $ 0.94              $ 0.31
  Net realized and unrealized gain (loss) on investments and foreign
    currency transactions                                                     0.55               (0.09)
                                                                            ------              ------
    Total from investment operations                                        $ 1.49              $ 0.22
                                                                            ------              ------
Less distributions declared to shareholders -
  From net investment income                                                $(0.96)             $(0.32)
  In excess of net investment income++                                        0.00                 --
                                                                            ------              ------
    Total distributions declared to shareholders                            $(0.96)             $(0.32)
                                                                            ------              ------
Net asset value - end of period                                             $13.58              $13.05
                                                                            ======              ======
Total return                                                                11.72%               1.70%**
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                 0.68%               0.69%*
  Net investment income                                                      6.95%               7.19%*
Portfolio turnover                                                            333%                446%
Net assets at end of period (000 omitted)                                   $9,249              $9,593

  * Annualized.
 ** Not annualized.
*** For the period from the inception of Class I, January 2, 1997, through April 30, 1997.
 ++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Bond Fund (the Fund) is a diversified series of MFS Series Trust IX (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes only. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month-end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended April 30, 1998, $811,535 was reclassified from accumulated net realized gain on investments to accumulated distributions in excess of net investment income due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS               BASED ON GROSS INCOME
--------------------------------------    --------------------------------------
First $200 million              0.225%    First $20 million                2.75%
In excess of $200 million       0.191%    In excess of $20 million         2.34%

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

              First $1 billion                           0.0150%
              Next $1 billion                            0.0125%
              Next $1 billion                            0.0100%
              In excess of $3 billion                    0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $15,508 for the year ended April 30, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $218,968 for the year ended April 30, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% per annum for shares sold prior to March 1, 1991) of the Fund's average daily net assets which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. The Fund is currently paying distribution fees in the amount of 0.05%. Payment of the remaining portion of the 0.10% per annum distribution fee will commence on such date as Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $308,873 for the year ended April 30, 1998. Fees incurred under the distribution plan during the year ended April 30, 1998, were 0.30% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $33,528 and $18,313 for Class B and Class C shares, respectively, for the year ended April 30, 1998. Fees incurred under the distribution plan during the year ended April 30, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended April 30, 1998, were $36,715, $293,972, and $6,331 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                               PURCHASES               SALES
----------------------------------------------------------------------------
U.S. government securities                $1,587,674,710      $1,454,438,605
                                          --------------      --------------
Investments (non-U.S. government
  securities)                             $1,117,922,033      $1,023,142,107
                                          --------------      --------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $932,575,352
                                                                 ------------
Gross unrealized appreciation                                    $ 16,708,438
Gross unrealized depreciation                                      (5,504,315)
                                                                 ------------
  Net unrealized appreciation                                    $ 11,204,123
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                          YEAR ENDED APRIL 30, 1998             YEAR ENDED APRIL 30, 1997
                                     ------------------------------       -------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           21,939,268      $ 295,718,288        19,892,064       $ 259,257,771
Shares issued to shareholders
  in reinvestment of
  distributions                        2,218,719         29,751,932         2,100,680          27,188,616
Shares transferred to Class I           --                --                 (736,830)         (9,689,294)
Shares reacquired                    (13,503,595)      (181,837,839)      (19,787,017)       (257,602,400)
                                     -----------      -------------       -----------       -------------
  Net increase                        10,654,392      $ 143,632,381         1,468,897       $  19,154,693
                                     ===========      =============       ===========       =============
Class B Shares
                                          YEAR ENDED APRIL 30, 1998             YEAR ENDED APRIL 30, 1997
                                     ------------------------------       -------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            9,328,954      $ 125,486,349         7,303,701       $  94,245,630
Shares issued to shareholders
  in reinvestment of
  distributions                          427,362          5,717,255           346,001           4,490,950
Shares reacquired                     (5,328,287)       (71,689,045)       (6,225,167)        (80,626,350)
                                     -----------      -------------       -----------       -------------
  Net increase                         4,428,029      $  59,514,559         1,424,535       $  18,110,230
                                     ===========      =============       ===========       =============
Class C Shares
                                          YEAR ENDED APRIL 30, 1998             YEAR ENDED APRIL 30, 1997
                                     ------------------------------       -------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            1,953,399      $  26,310,775           783,293       $  10,174,727
Shares issued to shareholders
  in reinvestment of
  distributions                           68,136            912,424            49,134             633,359
Shares reacquired                       (438,903)        (5,896,038)         (645,483)         (8,302,572)
                                     -----------      -------------       -----------       -------------
  Net increase                         1,582,632      $  21,327,161           186,944       $   2,505,514
                                     ===========      =============       ===========       =============
Class I Shares
                                          YEAR ENDED APRIL 30, 1998             YEAR ENDED APRIL 30, 1997*
                                     ------------------------------       -------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               48,181      $     651,134            38,538       $     501,079
Shares issued to shareholders
  in reinvestment of
  distributions                           48,360            648,152            17,820             232,925
Shares transferred from Class A         --                --                  736,830           9,689,294
Shares reacquired                       (150,414)        (2,019,956)          (58,113)           (766,362)
                                     -----------      -------------       -----------       -------------
  Net increase (decrease)                (53,873)     $    (720,670)          735,075       $   9,656,936
                                     ===========      =============       ===========       =============

*For the period from the inception of Class I, January 2, 1997, through April 30, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended April 30, 1998, was $4,666.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                           1998 CALLS                              1998 PUTS
                             -------------------------------------   -------------------------------------
                                 PRINCIPAL AMOUNTS                       PRINCIPAL AMOUNTS
                                      OF CONTRACTS                            OF CONTRACTS
                                     (000 OMITTED)        PREMIUMS           (000 OMITTED)        PREMIUMS
------------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -           --           $  --                      --           $  --
Options written
  Australian Dollars                         1,555           6,560                   --              --
  Japanese Yen                               --              --                    279,000          16,135
Options terminated in closing transactions
  Australian Dollars                        (1,555)         (6,560)                  --              --
  Japanese Yen                               --              --                   (279,000)        (16,135)
Options exercised                            --              --                      --              --
Options expired                              --              --                      --              --
                                            ------        --------                --------        --------
Outstanding, end of period                   --           $  --                      --           $  --
                                            ======        ========                ========        ========

At April 30, 1998, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                                                                                UNREALIZED
                                       CONTRACTS TO                          CONTRACTS        APPRECIATION
              SETTLEMENT DATE       DELIVER/RECEIVE   IN EXCHANGE FOR         AT VALUE      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales
                      5/15/98  CAD        2,228,130       $ 1,552,704      $ 1,558,829           $ (6,125)
                      5/15/98  GBP          928,223         1,525,070        1,550,598            (25,528)
                      5/18/98  ESP      208,702,115         1,390,420        1,370,129             20,291
                                                          -----------      -----------           --------
                                                          $ 4,468,194      $ 4,479,556           $(11,362)
                                                          ===========      ===========           ========
Purchases
                      5/15/98  CAD        2,228,130       $ 1,553,786      $ 1,558,829           $  5,043
                      5/15/98  GBP          937,979         1,541,869        1,566,895             25,026
                                                          -----------      -----------           --------
                                                          $ 3,095,655      $ 3,125,724           $ 30,069
                                                          ===========      ===========           ========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $46,034 with Deutsche Bank, $123,493 with Bankers Trust, $14,352 with Swiss Bank Corporation International, and a net receivable of $1,408 with First Boston and $159,499 with Merrill Lynch at April 30, 1998.

At April 30, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts
                                                                      UNREALIZED
                                                                    APPRECIATION
DESCRIPTION           EXPIRATION      CONTRACTS      POSITION     (DEPRECIATION)
--------------------------------------------------------------------------------
U.S. Treasury Bonds    June 1998            680          Long         $(370,031)
U.S. Treasury Bonds    June 1998            185          Long            68,154
                                                                      ---------
                                                                      $(301,877)
                                                                      =========

At April 30, 1998, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

(8) Restricted Securities
The Fund may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 1998, the Fund owned the following restricted securities (constituting 1.07% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

                                                 DATE OF      PRINCIPAL
DESCRIPTION                                  ACQUISITION         AMOUNT             COST            VALUE
-----------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc.,
  8.16s, 2022                                  6/22/1994      2,000,000       $1,386,250      $ 1,909,063
Airplane Pass-Through Trust,
  10.875s, 2019                                  3/13/96      1,500,000        1,500,000        1,689,870
United Airlines Pass-Through Trust,
  7.27s, 2013                                    1/30/96      6,384,712        6,380,692        6,585,065

                                                                                              -----------
                                                                                              $10,183,998
                                                                                              -----------

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Series Trust IX and the Shareholders of MFS Bond
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Fund (a series of MFS Series Trust IX) as of April 30, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended April 30, 1998 and 1997, and the financial highlights for each of the years in the ten-year period ended April 30, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Bond Fund at April 30, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 5, 1998

MFS(R) Bond Fund

Trustees                                             Custodian
Richard B. Bailey* - Private Investor;               State Street Bank and Trust Company
Former Chairman and Director (until 1991),
MFS Investment Management                            Auditors
                                                     Deloitte & Touche LLP
Peter G. Harwood - Private Investor
                                                     Investor Information
J. Atwood Ives - Chairman and Chief Executive        For MFS stock and bond market outlooks,
Officer, Eastern Enterprises                         call toll free: 1-800-637-4458 anytime from
                                                     a touch-tone telephone.
Lawrence T. Perera - Partner, Hemenway
& Barnes                                             For information on MFS mutual funds, call
                                                     your financial adviser or, for an information
William J. Poorvu - Adjunct Professor,               kit, call toll free: 1-800-637-2929 any
Harvard University Graduate School of                business day from 9 a.m. to 5 p.m. Eastern
Business Administration                              time (or leave a message anytime).

Charles W. Schmidt - Private Investor                Investor Service
                                                     MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive                  P.O. Box 2281
Vice President, Director, and Secretary,             Boston, MA 02107-9906
MFS Investment Management
                                                     For general information, call toll free:
Jeffrey L. Shames* - Chairman, Chief                 1-800-225-2606 any business day from
Executive Officer, and Director,                     8 a.m. to 8 p.m. Eastern time.
MFS Investment Management
                                                     For service to speech- or hearing-impaired,
Elaine R. Smith - Independent Consultant             call toll free: 1-800-637-6576 any business
                                                     day from 9 a.m. to 5 p.m. Eastern time. (To
David B. Stone - Chairman, North American            use this service, your phone must be equipped
Management Corp. (investment advisers)               with a Telecommunications Device for the
                                                     Deaf.)
Investment Adviser
Massachusetts Financial Services Company             For share prices, account balances, and
500 Boylston Street                                  exchanges, call toll free: 1-800-MFS-TALK
Boston, MA 02116-3741                                (1-800-637-8255) anytime from a touch-tone
                                                     telephone.
Distributor
MFS Fund Distributors, Inc.                          World Wide Web
500 Boylston Street                                  www.mfs.com
Boston, MA 02116-3741

Portfolio Manager                                                        For the fourth year in a row,
Geoffrey L. Kurinsky*                                                    MFS earned a #1 ranking in the
                                                     [Dalbar Logo]       DALBAR, Inc. Broker/Dealer
Treasurer                                                                Survey, Main Office Operations
W. Thomas London*                                                        Service Quality Category. The
                                                     firm achieved a 3.42 overall score on a scale of 1
Assistant Treasurers                                 to 4 in the 1997 survey. A total of 111 firms
Mark E. Bradley*                                     responded, offering input on the quality of service
Ellen Moynihan*                                      they received from 29 mutual fund companies
James O. Yost*                                       nationwide. The survey contained questions about
                                                     service quality in 11 categories, including
Secretary                                            "knowledge of operations contact," "keeping you
Stephen E. Cavan*                                    informed," and "ease of doing business" with the
                                                     firm.
Assistant Secretary
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser

                                                               -----------------
MFS(R) Bond Fund                                                   Bulk Rate
                                                                  U.S. Postage
                                                                      Paid
[Logo]                                                                MFS
INVESTMENT MANAGEMENT                                          -----------------
  We invented the mutual fund(SM)


500 Boylston Street
Boston, MA 02116-3741


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(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                   MFB-2 6/98 97M 11/211/311/811